UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

YUNHONG GREEN CTI LTD.

(Exact Name Of Registrant As Specified In Its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

000-23115	36-2848943
(Commission File Number)	(I.R.S. Employer Identification No.)

22160 N. Pepper Road, Lake Barrington, Illinois	60010
(Address of Principal Executive Offices)	(Zip Code)

(847) 382-1000

(Registrant’s Telephone Number, Including Area Code)

Yunhong CTI Ltd.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	YHGJ	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement for Series E Preferred Stock / Series E Investor Warrant

On March 11, 2024, Yunhong Green CTI Ltd. (the “Company”), entered into a Stock Purchase Agreement (the “Series E Preferred SPA”) with Wickbur Holdings LLC (the “Series E Investor”), pursuant to which the Company agreed to issue and sell, and the Series E Investor agreed to purchase, 130,000 shares of the Company’s newly created Series E Convertible Preferred Stock (“Series E Preferred”), at a purchase price of $10.00 per share, resulting in gross proceeds to the Company of $1,300,000, in a private transaction exempt from the registration requirements of the Securities Act of 1933 (as amended, the “Securities Act”) pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506(b) thereunder. The Series E Preferred SPA contains customary representations, warranties, covenants, closing conditions, indemnification provisions and registration rights.

The transaction provided for by the Series E Preferred SPA closed on March 11, 2024.

On that date, the Company issued the Series E Investor a warrant (the “Series E Investor Warrant”) to purchase up to 361,400 shares of the Company’s common stock, at an exercise price of the lower of (a) $1.52 per Share, or (b) the lowest daily volume-weighted average price of the common stock during the 10 trading days prior to the date of exercise, in each case subject to customary adjustments.

The Series E Investor Warrant has a three-year exercise period; provided, however, that the Company has the right to force the holder of the Series E Investor Warrant to exercise the Series E Investor Warrant if the Company simultaneously elects to force a mandatory exercise of all other warrants then outstanding and unexercised by any holder of parity stock (that is, stock with equal ranking to the Series E Preferred).

The above description of the Series E Preferred SPA and the Series E Investor Warrant is a summary only and is qualified in its entirety by reference to the full text of the Series E Preferred SPA and the Series E Investor Warrant attached as Exhibits 10.17 and Exhibit 10.18 hereto, respectively.

Stock Purchase Agreement for Series F Preferred Stock and Series F Investor Warrant

On March 11, 2024, the Company entered into a Stock Purchase Agreement (the “Series F Preferred SPA”) with Agile Wisdom International Limited (the “Series F Investor”), pursuant to which the Company agreed to issue and sell, and the Series F Investor agreed to purchase, 70,000 shares of the Company’s newly created Series F Convertible Preferred Stock (“Series F Preferred”), at a purchase price of $10.00 per share, resulting in gross proceeds to the Company of $700,000, in a private transaction exempt from the registration requirements of the Securities Act of pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506(b) thereunder. The Series F Preferred SPA contains customary representations, warranties, covenants, closing conditions, indemnification provisions and registration rights.

The transaction provided for by the Series F Preferred SPA closed on March 11, 2024.

On that date, pursuant to the Series F Preferred SPA, the Company issued the Series F Investor a warrant (the “Series F Investor Warrant”) to purchase up to 194,600 shares of the Company’s common stock, at an exercise price of the lower of (a) $1.52 per Share, or (b) the lowest daily volume-weighted average price of the common stock during the 10 trading days prior to the date of exercise, in each case subject to customary adjustments.

The Series F Investor Warrant has a three-year exercise period; provided, however, that the Company has the right to force the holder of the Series F Investor Warrant to exercise the Series F Investor Warrant if the Company simultaneously elects to force a mandatory exercise of all other warrants then outstanding and unexercised by any holder of parity stock (that is, stock with equal ranking to the Series F Preferred).

The above description of the Series F Preferred SPA and the Series F Investor Warrant is a summary only and is qualified in its entirety by reference to the full text of the Series F Preferred SPA and the Series F Investor Warrant attached as Exhibits 10.19 and Exhibit 10.20 hereto, respectively.

Item 5.03 is incorporated into this Item 1.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series E Certificate of Designations

On March 13, 2024, the Company filed with the Secretary of State of the State of Illinois [a/an] [Amended and Restated] Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock (the “Series E Certificate of Designations”), which designates 130,000 shares of Series E Convertible Preferred Stock, no par value per share (the “Series E Preferred”) with a stated value of $10.00 per share (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”).

Under the Series E Certificate of Designations, holders of the Series E Preferred will be entitled to receive quarterly dividends at the annual rate of 8.5% of the Stated Value.

Each holder of Series E Preferred shall have the right to convert the Stated Value of such shares, as well as accrued but unpaid declared dividends thereon (collectively the “Conversion Amount”) into shares of the Company’s common stock. The number of shares of common stock issuable upon conversion of the Conversion Amount shall equal the Conversion Amount divided by a price per share of common stock equal to the lower of (a) $1.52 per share of common stock, or (b) the lowest daily volume-weighted average price (VWAP) of the common stock during the 10 trading days prior to the date of conversion, subject to customary adjustments (the “Conversion Price”).

In the event of any liquidation, dissolution or winding up of the Company, the holders of Series E Preferred will be entitled to receive, in preference to any distribution to the holders of the Company’s other equity securities (including the Company’s common stock), a liquidation preference equal to $10.00 per share plus all accrued and unpaid dividends (as to each holder of Series E Preferred, the “Series E Liquidation Preference Amount”); provided, however, that a holder of Series E Preferred may instead elect to convert the holder’s entire Series E Liquidation Preference Amount to shares of common stock at the Conversion Price.

The Series E Preferred may not be converted to common stock to the extent such conversion would result in the holder beneficially owning more than 4.99% of the Company’s outstanding common stock except as provided in the Series E Certificate of Designations, which allows the holder of the Series E Preferred to waive this limitation on 61 days’ notice to the Company.

The Series E Certificate of Designations provides that the Series E Preferred shall rank equally with all other classes of preferred stock, including without limitation the Series F Preferred, subject to customary exceptions for certain future issuances of senior securities.

Holders of Series E Preferred shall vote together with the holders of the Company’s common stock, Series A Convertible Preferred Stock, Series B Convertible Redeemable Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series F Convertible Preferred Stock, on an as-if-converted basis, whereby each share of Series E Preferred will be entitled to 6.58 votes, subject to certain downward adjustments.

In addition, so long as there are more than 37,500 shares of the Series E Preferred outstanding, the Company will be prohibited from taking certain actions without the consent of the holders of a majority of the outstanding shares of Series E Preferred, including the following actions: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, ranking prior (senior) to the Series E Preferred; (ii) amend, alter or repeal the provisions of the Series E Preferred, so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred; (iii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company’s junior securities; (iv) amend the Company’s Articles of Incorporation or bylaws so as to affect materially and adversely any right, preference, privilege or voting power of the Series E Preferred; (v) effect any distribution with respect to junior securities or parity stock; (vi) reclassify the Company’s outstanding securities; (vii) issue any common stock or any common stock equivalents at a price below $1.00 per share (with customary exceptions), (viii) consolidate or merge with another entity, (ix) sell, transfer or convey more than 50% of the assets of the Company; or (x) change the corporate name of the Company.

In addition, at all times while shares of Series E Preferred are outstanding, the Company will be prohibited from taking certain actions without the consent of the holders of a majority of the outstanding shares of Series E Preferred, including the following actions: (i) amend the Company’s Articles of Incorporation, the Series E Certificate of Designations or by-laws in any manner to increase or decrease the number of authorized shares of common stock or in any manner that would otherwise adversely affect the rights, preferences or privileges of the holders of the Series E Preferred, except for an amendment to increase the number of authorized shares of common stock, to the extent that the vote of holders of Series E Preferred for such amendment is not required by applicable law.

This description of the Series E Certificate of Designations is a summary only and is qualified in its entirety by reference to the full text of the form of the Series E Certificate of Designations attached as Exhibit 3.9 hereto.

Series F Certificate of Designations

On March 13, 2024, the Company filed with the Secretary of State of the State of Illinois [a/an] [Amended and Restated] Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock (the “Series F Certificate of Designations”), which designates 70,000 shares of Series F Convertible Preferred Stock, no par value per share (the “Series F Preferred”) with a stated value of $10.00 per share (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”).

Under the Series F Certificate of Designations, holders of the Series F Preferred will be entitled to receive quarterly dividends at the annual rate of 8.5% of the Stated Value. Such dividends may be paid in cash or in shares of Company common stock in the Company’s discretion; provided that if the Company elects to pay dividends in the form of common stock, each share of common stock shall be valued for such purpose at 90% of the volume-weighted average price (VWAP) of the common stock for the five (5) trading days immediately preceding the dividend payment date.

Each holder of Series F Preferred shall have the right to convert the Stated Value of such shares, as well as accrued but unpaid declared dividends thereon (collectively the “Conversion Amount”) into shares of the Company’s common stock. The number of shares of common stock issuable upon conversion of the Conversion Amount shall equal the Conversion Amount divided by a price per share of common stock equal to the lower of (a) $1.52 per share of common stock, or (b) the lowest daily VWAP of the common stock during the 10 trading days prior to the date of conversion, subject to customary adjustments (the “Conversion Price”).

In the event of any liquidation, dissolution or winding up of the Company, the holders of Series F Preferred will be entitled to receive, in preference to any distribution to the holders of the Company’s other equity securities (including the Company’s common stock), a liquidation preference equal to $10.00 per share plus all accrued and unpaid dividends (as to each holder of Series F Preferred, the “Series F Liquidation Preference Amount”); provided, however, that a holder of Series F Preferred may instead elect to convert the holder’s entire Series F Liquidation Preference Amount to shares of common stock at the Conversion Price.

The Series F Preferred may not be converted to common stock to the extent such conversion would result in the holder beneficially owning more than 4.99% of the Company’s outstanding common stock except as provided in the Series F Certificate of Designations, which allows the holder of the Series F Preferred to waive this limitation on 61 days’ notice to the Company.

The Series F Certificate of Designations provides that the Series F Preferred shall rank equally with all other classes of preferred stock, including without limitation the Series F Preferred, subject to customary exceptions for certain future issuances of senior securities.

Holders of Series F Preferred shall vote together with the holders of the Company’s common stock, Series A Convertible Preferred Stock, Series B Convertible Redeemable Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series F Convertible Preferred Stock, on an as-if-converted basis, whereby each share of Series F Preferred will be entitled to 6.58 votes, subject to certain downward adjustments.

In addition, so long as there are more than 37,500 shares of the Series F Preferred outstanding, the Company will be prohibited from taking certain actions without the consent of the holders of a majority of the outstanding shares of Series F Preferred, including the following actions: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, ranking prior (senior) to the Series F Preferred; (ii) amend, alter or repeal the provisions of the Series F Preferred, so as to adversely affect any right, preference, privilege or voting power of the Series F Preferred; (iii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company’s junior securities; (iv) amend the Company’s Articles of Incorporation or bylaws so as to affect materially and adversely any right, preference, privilege or voting power of the Series F Preferred; (v) effect any distribution with respect to junior securities or parity stock; (vi) reclassify the Company’s outstanding securities; (vii) issue any common stock or any common stock equivalents at a price below $1.00 per share (with customary exceptions), (viii) consolidate or merge with another entity, (ix) sell, transfer or convey more than 50% of the assets of the Company; or (x) change the corporate name of the Company.

In addition, at all times while shares of Series F Preferred are outstanding, the Company will be prohibited from taking certain actions without the consent of the holders of a majority of the outstanding shares of Series F Preferred, including the following actions: (i) amend the Company’s Articles of Incorporation, the Series F Certificate of Designations or by-laws in any manner to increase or decrease the number of authorized shares of common stock or in any manner that would otherwise adversely affect the rights, preferences or privileges of the holders of the Series F Preferred, except for an amendment to increase the number of authorized shares of common stock, to the extent that the vote of holders of Series F Preferred for such amendment is not required by applicable law.

This description of the Series F Certificate of Designations is a summary only and is qualified in its entirety by reference to the full text of the form of the Series F Certificate of Designations attached as Exhibit 3.10 hereto.

Item 1.01 is incorporated into this Item 5.03.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

The exhibit listed below is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
3.9	Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock filed March 13, 2024.
3.10	Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock filed March 13, 2024.
10.17	Stock Purchase Agreement (as to Series E Preferred Stock), dated March 11, 2024, by and between the Company and Wickbur Holdings LLC.
10.18	Warrant, dated March 11, 2024, issued by the Company to Wickbur Holdings LLC.
10.19	Stock Purchase Agreement (as to Series F Preferred Stock), dated March 11, 2024, by and between the Company and Agile Wisdom International Limited.
10.20	Warrant, dated March 11, 2024, issued by the Company to Agile Wisdom International Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements made in this report that are not historical facts are “forward-looking” statements (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties and are subject to change at any time. These “forward-looking” statements may include, but are not limited to, statements containing words such as “intends,” “may,” “should,” “could,” “would,” “expect,” “plan,” “goal,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar expressions. We have based these forward-looking statements on our current expectations and projections about future results. Although we believe that our opinions and expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ substantially from statements made herein. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2024	YUNHONG GREEN CTI LTD.

	By:	/s/ Frank Cesario
	Name:	Frank Cesario
	Title:	Chief Executive Officer